AXA PREMIER VIP TRUST – DIVERSIFIED ASSET ALLOCATION PORTFOLIOS AND TARGETED STRATEGIES PORTFOLIOS

SUPPLEMENT DATED SEPTEMBER 23, 2014 TO THE PROSPECTUS DATED MAY 1, 2014, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus dated May 1, 2014, as supplemented, of AXA Premier VIP Trust (the “Trust”) regarding the Diversified Asset Allocation Portfolios and the Targeted Strategies Portfolios (each, a “Charter Allocation Portfolio” and collectively, the “Charter Allocation Portfolios”). You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding (1) changes to the fees payable by the Charter Allocation Portfolios for administration services; and (2) the institution of a voluntary waiver by the Manager of a portion of the management, administration or other fees payable to it by certain of the Charter Allocation Portfolios.

Effective October 1, 2014, the last paragraph in the section of the Prospectus entitled “Management Team – Management Fees” is deleted in its entirety and replaced with the following information:

FMG LLC also currently serves as Administrator of the Trust. The administrative services provided to the Trust by FMG LLC include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For these administrative services, in addition to the management fee, each Charter Allocation Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. The asset-based administration fee is equal to an annual rate of 0.15% of the aggregate average daily net assets of the Charter Allocation Portfolios. As noted in the prospectus for each Underlying Portfolio, FMG LLC and, in certain cases an affiliate, serve as investment manager, investment sub-adviser and/or administrator for the affiliated Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with a Charter Allocation Portfolio. In this connection, the Manager’s selection of Underlying Portfolios and Underlying ETFs may have a positive or negative effect on its revenues and/or profits.

Effective October 1, 2014, the section of the Prospectus entitled “Management Team - Expense Limitation Agreement” is amended to include the following information:

Voluntary Expense Limitation

The Manager has voluntarily agreed to make payments or waive all or a portion of its management, administrative and other fees to limit the expenses of the Charter Allocation Portfolios listed below so that the annual operating expenses of each Portfolio as a percentage of average daily net assets do not exceed the following respective expense rates:

Voluntary Expense Limitation Provisions 1

Targeted Strategies Portfolios	Total Expenses Limited to (% of average daily net assets)
	Class A Shares	Class B Shares	Class K Shares
Charter Multi-Sector Bond Portfolio	1.10%	1.10%	0.85%
Charter Small Cap Growth Portfolio	1.45%	1.45%	1.20%
Charter Small Cap Value Portfolio	1.45%	1.45%	1.20%

1 Voluntary waivers may be reduced or discontinued at any time without notice.